Exhibit 10.86

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

EXECUTION VERSION

AMENDMENT NO. 10

to the

MASTER REPURCHASE AGREEMENT

Dated as of May 11, 2015,

between

CALIBER HOME LOANS, INC.,

and

BARCLAYS BANK PLC

This AMENDMENT NO. 10 (this “Amendment”) is made this 10th day of July, 2018 (the “Amendment Effective Date”), between CALIBER HOME LOANS, INC., as seller (“Seller”), BARCLAYS BANK PLC, as a purchaser and as agent (“Purchaser” or “Agent”) to the Master Repurchase Agreement, dated as of May 11, 2015, between Seller and Purchaser, as such agreement may be amended from time to time (the “Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

RECITALS

WHEREAS, Seller and the Purchaser have agreed to amend the Agreement to make certain changes thereto, each as more specifically set forth herein; and

WHEREAS, as of the date hereof, Seller represents to Purchaser that Seller is in compliance in all respects with the terms and conditions of the Agreement and each other Program Document and that no Default or Event of Default has occurred and is continuing under the Agreement or any other Program Document.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and for the mutual covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1. Amendments. Effective as of the Amendment Effective Date, Section 2(a) of the Agreement is hereby amended by deleting the definition of “Maturity Date” in its entirety and replacing it with the following:

“Maturity Date” means August 10, 2018.

SECTION 2. Condition Precedent; Effectiveness. As a condition precedent to the effectiveness of this Amendment, Agent on behalf of the Purchaser shall have received from Seller an extension fee in an amount equal to $[***] (the “Third 2018 Extension Fee”) in immediately available funds, and without deduction, set-off or counterclaim in accordance with Barclays’ Wire Instructions no later than the Amendment Effective Date. The Third 2018 Extension Fee shall be deemed non-refundable and fully earned on the Amendment Effective Date. In addition, as a condition precedent to the effectiveness of this Amendment, the Agent, on behalf of the Purchaser, shall have received counterparts hereof duly executed by each of the parties hereto.

SECTION 3. Fees and Expenses. Seller agrees to pay the reasonable out of pocket costs and expenses incurred by the Agent and the Purchaser in connection with this Amendment (including all reasonable fees and out of pocket costs and expenses of Purchaser’s legal counsel) in accordance with Section 23 of the Agreement.

SECTION 4. Representations. Seller hereby represents to Purchaser and the Agent that as of the date hereof and taking into account the terms of this Amendment, Seller is in compliance in all material respects with the terms and conditions of the Agreement and each other Program Document and no Default or Event of Default has occurred and is continuing under the Agreement or any other Program Document.

SECTION 5. Binding Effect; Governing Law. THIS AMENDMENT SHALL BE BINDING AND INURE TO THE BENEFIT OF THE PARTIES HERETO AND THEIR RESPECTIVE SUCCESSORS AND PERMITTED ASSIGNS. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF (EXCEPT FOR SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW WHICH SHALL GOVERN).

SECTION 6. Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

SECTION 7. Limited Effect. Except as amended hereby, the Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment need not be made in the Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Agreement, any reference in any of such items to the Agreement being sufficient to refer to the Agreement as amended hereby.

[Signature Page Follows]

IN WITNESS WHEREOF, Seller and Purchaser have caused this Amendment to be executed and delivered by their duly authorized officers as of the date set forth above.

CALIBER HOME LOANS, INC.,
(Seller)

By:	/s/ William Dellal
Name:	William Dellal
Title:	Chief Financial Officer

BARCLAYS BANK PLC,
(Purchaser and Agent)

By:	/s/ Ellen Kiernan
Name :	Ellen Kiernan
Title:	Director

Caliber - Barclays—Amendment No. 10 to Master Repurchase Agreement—Signature Page